UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2008 (May 15, 2008)

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2008 Omnibus Incentive Plan

At the 2008 Annual Meeting of Stockholders of Hertz Global Holdings, Inc. (“Hertz Holdings”) held on May 15, 2008, Hertz Holdings’ stockholders approved the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan (the “Incentive Plan”).  Hertz Holdings is the indirect parent company of The Hertz Corporation.  Hertz Holdings’ Board of Directors had previously adopted the Incentive Plan on February 28, 2008, subject to the approval of the stockholders.  17,700,000 shares of common stock are reserved for issuance under the Incentive Plan.

A more detailed description of the terms of the Incentive Plan can be found in Hertz Holdings’ definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Proposal 3: Approval of the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan,” which was filed with the Securities and Exchange Commission on April 7, 2008, and is incorporated by reference herein.  The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Incentive Plan, which is filed as Annex A to the Proxy Statement.

Employee Stock Purchase Plan

At the 2008 Annual Meeting of Stockholders of Hertz Holdings held on May 15, 2008, Hertz Holdings’ stockholders approved the Hertz Global Holdings, Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”).  Hertz Holdings’ Board of Directors had previously adopted the Stock Purchase Plan on February 28, 2008, subject to the approval of the stockholders.  3,000,000 shares of common stock are reserved for issuance under the Stock Purchase Plan.

A more detailed description of the terms of the Stock Purchase Plan can be found in Hertz Holdings’ definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Proposal 4: Approval of the Hertz Global Holdings, Inc. Employee Stock Purchase Plan,” which was filed with the Securities and Exchange Commission on April 7, 2008, and is incorporated by reference herein.  The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Stock Purchase Plan, which is filed as Annex B to the Proxy Statement.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 10.1

Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan (incorporated by reference to Annex A of Hertz Holdings’ definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 7, 2008)

Exhibit 10.2

Hertz Global Holdings, Inc. Employee Stock Purchase Plan (incorporated by reference to Annex B of Hertz Holdings’ definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 7, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and
Chief Financial Officer and Treasurer

Date: May 21, 2008